UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                                            March 25, 2003
Date of Report (Date of earliest event reported)_______________________________


                          MAGNUM HUNTER RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


    Nevada                         1-12508                    87-0462881
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(State or other jurisdiction     (Commission                (IRS Employer
  of incorporation)              File Number)             Identification No.)


         600 East Las Colinas Boulevard, Suite 1100, Irving, Texas 75039
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              (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code        (972) 401-0752
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          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

     The  following  information  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On March 25, 2003, Magnum Hunter Resources, Inc. reported its fourth quarter and fiscal year 2002 financial results.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         99.1 Press Release, dated March 25, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MAGNUM HUNTER RESOURCES, INC.


                                              /s/ Chris Tong
                                          BY:____________________________
                                              Chris Tong
                                              Sr. Vice President and CFO



Dated: March 25, 2003